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                                                                    Exhibit 10.3


                ASSIGNMENT, BILL OF SALE AND ASSUMPTION AGREEMENT

         This Assignment, Bill of Sale and Assumption Agreement (this
"Agreement") is entered into effective this 25th day of August, 1999 by and between Islands Bancorp, a South Carolina corporation (the "Bancorp") and NBB
General Partnership, a South Carolina general partnership (the "Partnership").

         WHEREAS, each of the Partnership and the Bancorp, desire that the Partnership transfer, assign, exchange, convey and deliver to the Bancorp all of the Partnership's right, title and interest in and to the assets of the Partnership and the parties' desire that the Bancorp assume from the Partnership the liabilities of the Partnership.

         NOW, THEREFORE, for and in consideration of the premises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Partnership does hereby grant, bargain, sell, distribute, transfer, convey, assign, exchange, release and deliver unto the Bancorp all of the Partnership's right, title and interest in and to all of the Partnership's tangible and intangible assets as of the date hereof, to have and to hold all and singular the said assets unto the Bancorp, its successors and assigns, to its own use and enjoyment forever, and the Bancorp hereby accepts said assets.

         2. The Bancorp hereby assumes from the Partnership and agrees timely to pay or otherwise satisfy all liabilities, obligations and debts of the Partnership as of the date hereof.

         3. The Partnership and the Bancorp hereby agree to take all such further actions and to execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purposes of this Agreement.

         4. This Agreement shall bind and inure to the benefit of the parties hereto and each of their respective successors and assigns.


                            [SIGNATURE PAGE ATTACHED]
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         IN WITNESS WHEREOF, each of the parties hereto, individually or acting through their duly authorized officers, has executed this Agreement to be effective as of the day and year first set forth above.


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
NBB GENERAL PARTNERSHIP:(SEAL)                       ISLANDS BANCORP:


/s/ VERONICA C. CLARDY                               /s/ WILLIAM B. GOSSETT
------------------------------------------           ------------------------------------------
By: Veronica C. Clardy, General Partner              By: William B. Gossett
                                                     Its: President and Chief Executive Officer

/s/ AVERY E. CLELAND
------------------------------------------
By: Avery E. Cleland, General Partner


/s/ LOUIS O. DORE
------------------------------------------
By: Louis O. Dore, General Partner


/s/ PAUL M. DUNNAVANT III
------------------------------------------
By: Paul M. Dunnavant III, General Partner


/s/ MARTHA B. FENDER
------------------------------------------
By: Martha B. Fender, General Partner


/s/ D. MARTIN GOODMAN
------------------------------------------
By: D. Martin Goodman, General Partner


/s/ EDWARD J. MCNEIL, JR.
------------------------------------------
By: Edward J. McNeil, Jr., General Partner


/s/ FRANCES K. NICHOLSON
------------------------------------------
By: Frances K. Nicholson, General Partner


/s/ J. FRANK WARD
------------------------------------------
By: J. Frank Ward, General Partner


/s/ BRUCE K. WYLES
------------------------------------------
By: Bruce K. Wyles, General Partner